                                                                    Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, David J. Foster, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Argonaut Technologies, Inc. on Form 10-Q for the nine-month period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Argonaut Technologies, Inc.

Date: November 12, 2004


                              By:  /s/ DAVID J. FOSTER
                                 -----------------------------------------------
                              Name:  David J. Foster
                              Title: Sr. Vice President, Chief Financial Officer